EXHIBIT 10.11

                           SIXTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                                                  June 27, 1997

To the several persons named
  at the foot hereof

Dear Sirs:

                This will confirm that in consideration of the purchase by you of (i) an aggregate 3,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, ("Series A Preferred") of Trimeris, Inc., a Delaware corporation (the "Company"), pursuant to the Preferred Stock Purchase Agreement dated as of February 11, 1993 among the Company and you and (ii) an aggregate of 27,135,564 shares of Series B Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred"), of the Company pursuant to the Preferred Stock Purchase Agreements dated as of July 17, 1995, August 16, 1995 and March 22, 1996 among the Company and you, (iii) an aggregate of 13,317,739 shares of Series C Convertible Preferred Stock, par value $0.001 per share ("Series C Preferred") of the Company pursuant to the Series C Preferred Stock Purchase Agreements dated as of October 7, 1996, January 16, 1997 and March 27, 1997 among the Company and you, and (iv) an aggregate of up to 10,666,667 shares of Series D Convertible Preferred Stock, par value $0.001 per share ("Series D Preferred") pursuant to the Series D Convertible Preferred Stock Purchase Agreement of even date herewith among the Company and you, as an inducement to you to consummate the transactions contemplated by such purchase agreements, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as such term is defined herein), as follows:

                1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                "Common Stock" shall mean the Common Stock, par value $0.001 per share of the Company, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 10 hereof.

                "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Series A Preferred, the Series B Preferred, the Series C Preferred or the Series D Preferred.

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                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Registration Expenses" shall mean the expenses so described in
Section 8 hereof.

                "Restricted Stock" shall mean any shares of capital stock of the Company, the certificates for which are required to bear the legend set forth in
Section 2 hereof.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Selling Expenses" shall mean the expenses so described in
Section 8 hereof.

                2. Restrictive Legend. Each certificate representing the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred, each certificate issued upon exchange or transfer of any Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred, each certificate representing Conversion Shares, and each certificate issued upon exchange or transfer of any Conversion Shares other than in a public sale or as otherwise permitted by the last paragraph of paragraph3 hereof shall be stamped or otherwise imprinted with a legend substantially in the following form:

                "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT AND LAWS OR EXEMPTIONS FROM REGISTRATION (INCLUDING THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S PROMULGATED UNDER THAT ACT) ARE AVAILABLE."

                3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol shall be satisfactory) to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; provided, however, that no such opinion or other documentation shall be required if such notice shall cover a distribution by any of you which is a partnership to your respective partners. Each certificate of Restricted Stock transferred as above

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provided shall bear the legend set forth in Section2, unless (i)such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii)the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section2.


                4.      Required Registration.

                (a) At any time after July 31, 1999 the holders of Restricted Stock constituting at least a majority of the total Restricted Stock outstanding at such time (treating for the purpose of such computation the holders of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred as the holders of the Conversion Shares then issuable upon conversion of such Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred), may request the Company to register under the Securities Act at least 51 percent of the Restricted Stock held by such requesting holder or holders (or, if less, Restricted Stock having a reasonably anticipated aggregate price to the public of not less than $5,000,000) for sale in the manner specified in such notice; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

                (b) Promptly following receipt of any notice under this Section4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company); provided, however, that if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, the number of shares of Restricted Stock to be included in such an offering may be reduced (pro rata among the requesting holders based on the number of shares of Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Restricted Stock included in the offering, which approval shall not be unreasonably withheld. The Company shall be obligated to register

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Restricted Stock pursuant to this Section4 on two occasions only.
Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement or registration statements covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                (c) The Company shall be entitled to include in any registration statement referred to in this Section4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except as provided in this paragraph(c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any similar or successor rule of the Commission under the Securities Act is applicable), from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                (d)     The Company shall not be obligated:

                        (i) to file and cause to become effective any registration statement within a period of six months after the effective date of any previous registration statement filed by the Company and with respect to which the holders of the Restricted Stock, pursuant to Section 6 hereof, were given the opportunity to include therein all Restricted Stock which was requested by such holders to be included therein.

                        (ii) if the proposed method of disposition is an underwritten public offering and the Company, after diligent efforts in good faith shall have failed to identify a reputable underwriter reasonably acceptable to it, the Company shall not be obligated to act hereunder unless the holder or holders of Restricted Stock can demonstrate to the reasonable satisfaction of the Company that one or more reputable underwriters are ready, willing and able to assist the Company in effecting such offering.

                5.      Form S-3 Registration.

                (a) If the Company shall receive, at any time after July 31, 1999, from any holder or holders of Restricted Stock a written request or requests that the Company effect a registration on FormS-3 and any related qualification or compliance with respect to Restricted Stock owned by such holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, the Company will:

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                        1. promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other holders of Restricted Stock; and

                        2. as soon as practicable, effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any holder or holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, provided that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section5 (A) more than once in any 180-day period, or (B)if the Company is not entitled to use FormS-3. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Restricted Stock.

                (b) Registrations effected pursuant to this Section5 shall not be counted as requests for registration effected pursuant to Section4.

                6. Incidental Registration. If the Company at any time (other than pursuant to Section4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration effected to implement an employee benefit plan or a transaction to which Rule 145 or any similar or successor rule of the Commission under the Securities Act is applicable, on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered; provided that nothing herein shall prevent the Company from abandoning or delaying such registration at any time. In the event that any registration pursuant to this Section6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section6 to register Restricted Stock shall specify that either
(i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting holders of Restricted Stock (based upon the number of shares so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, if any shares (other than Restricted Stock) are to be included in such underwriting for the account of any person other than the Company, then the number of shares of Restricted Stock and other shares to be included in such underwritten public offering shall be determined in such a manner so that the holders of the Restricted Stock shall be entitled to offer the 75 percent of all shares of stock to be offered by persons other than the Company, with the remaining 25 percent of the shares to be offered on a pro rata basis among the holders of other shares and the holders of the Restricted Stock (based on the number of shares requested to be registered).

                Notwithstanding anything to the contrary contained in this
Section 6, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 90th day after the effective date of such registration statement.

                7. Registration Procedures and Expenses. If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (f) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i)an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A)to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B)the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C)to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel and (ii)a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request;

                (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement;

                (h) use its best efforts to cause the Conversion Shares to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Common Stock primarily trades;

                (i) advise each seller promptly after the Company received notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its good faith, reasonable efforts to prevent the issuance of any stop order to obtain its prompt withdrawal if such stop order should be issued;

                (j) provide and cause to be maintained a transfer agent for all Conversion Shares covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                (k) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

For purposes of paragraphs (a) and (b) above and of Section4(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

                In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                In connection with each registration pursuant to Sections4, 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided, however, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, however, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Stock.

                8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., Nasdaq or exchange listing fees, fees of transfer agents and registrars, costs of insurance and fees and expenses of not more than one counsel for the sellers of Restricted Stock but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts, selling commissions and transfer taxes applicable to the sale of Restricted Stock are herein called "Selling Expenses".

                The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                9. Indemnification. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information pertaining to such seller or underwriter furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6 hereof, each seller of such Restricted Stock thereunder,


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severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement.

                Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party under this Section9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no seller hereunder shall be required to contribute an amount in excess of (i) the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller for the sale of Restricted Stock covered by such registration statement and (ii) the amount of any damages which such seller would have otherwise have been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                The indemnification of underwriters provided for in this Section9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions. The provisions of this Section 9 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

                10. Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                11. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

                12. Rule 144 Reporting. The Company agrees with you as follows:

                (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule144 under the Securities Act, at all times from and after the date it is first required to do so.

                (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
Section 13(a) or

15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i)a written statement by the Company as to its compliance with the reporting requirements of Rule144 (at any time from and after the date it first becomes subject to such reporting requirements), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii)a copy of the most recent annual or quarterly report of the Company, and (iii)such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

                13.     Miscellaneous.

                (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section2 hereof.

                (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                if to the Company, to it at 4727 University Drive, Durham, North Carolina 27707, Attention: M. Ross Johnson.

                if to any holder of Restricted Stock, at their addresses set forth in AnnexI hereto;

                if to any subsequent holder of Restricted Stock to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or to the holders of Restricted Stock (in the case of the Company).

                (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes the Fifth Amended and Restated Registration Rights Agreement dated as of March 27, 1997 among the Company and certain of you.

This Agreement may not be modified or amended except in writing signed by the Company and the holders of not less than 66 2/3 percent of the Restricted Stock (determined on an as-if-converted basis), provided that no such modification or amendment shall deprive any holder of Restricted Stock of any material right under this Agreement without such holder's consent. The Company may include additional purchasers of Series D Preferred as parties to this Agreement and such purchasers shall be deemed to be a "holder of Restricted Stock" provided that such purchasers execute a signature page to this Agreement. Except as otherwise provided in the preceding sentence, the Company will not grant any registration rights to any other person without the written consent of the holders of 66 2/3 percent of the Restricted Stock then outstanding (determined on an as-if-converted basis) if such rights could reasonably be expected to conflict with, or be on a parity with, the rights of holders of Restricted Stock granted under this Agreement.

                (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.


                                         Very truly yours,

                                         TRIMERIS, INC.

                                         By: /s/ Matthew A. Megaro
                                         _______________________________
                                                 Matthew A. Megaro
                                         Vice President of Business Development,
                                         Chief Operating Officer and
                                         Chief Financial Officer




AGREED TO AND ACCEPTED
as of the date first above written.


DOMAIN PARTNERS II, L.P.

By:     One Palmer Square Associates II, L.P.,
        its general partner

By:  /s/ Kathleen K. Schoemaker
     ______________________________
        Name:   Kathleen K. Schoemaker
        Title:  Attorney-In-Fact

BIOTECHNOLOGY INVESTMENTS LIMITED

By:     Old Court Limited

By:   /s/ Kathleen K. Schoemaker
    ________________________________
       Name:   Kathleen K. Schoemaker
       Title:  Attorney-In-Fact


DOMAIN PARTNERS III, L.P.

By:     One Palmer Square Associates III, L.P.,
        its general partner

By:   /s/ Kathleen K. Schoemaker
    --------------------------------
        Name:   Kathleen K. Schoemaker
        Title:  General Partner


DP III ASSOCIATES, L.P.

By:     One Palmer Square Associates III, L.P.,
        its general partner

By:       /s/ Kathleen K. Schoemaker
       ________________________________
        Name: Kathleen K. Schoemaker
        Title:  General Partner


DOMINION FUND III

By:     Dominion Partners III, its general partner
        ---------------------------------------
By:     /s/ Signature Illegible
        ________________________________
        Name:  Kendall J. Cooper
        _________________________________
        Title:  General Partner
        __________________________________


SENTRON MEDICAL, INC.

        By:  /s/ Steven R. Gailar
        _________________________________
        Name:  Steven R. Gailar
        _________________________________
        Title: Group Director, Venture Projects
        _________________________________________

LAWRENCE & COMPANY INC.

By:     _________________________________
        Name:   ___________________________
        Title:  ___________________________


ASPENTREE CAPITAL

By:     /s/ Signature Illegible
       ____________________________________
        Name:   R. Bonczek
        ___________________________________
        Title:  President
        ___________________________________


---------------------------------------
Jeffrey M. Lipton

  /s/ J. Newall
---------------------------------------
J. Edward Newall

   /s/ Signature Illegible
---------------------------------------
Robert R. Bonczek


---------------------------------------
William M. Tomai

  /s/ Roland F. Hartman
---------------------------------------
Roland F. Hartman

  /s/ Timothy W. Hartman
---------------------------------------
Timothy W. Hartman


_______________________________________

  /s/ W. Bass Watkins
---------------------------------------
W. Bass Watkins

  /s/ Signature Illegible
---------------------------------------
David J.M. Erskine

---------------------------------------
David K. Watkins


---------------------------------------
Laura A. Doherty


---------------------------------------
David L. Jaffe


Alan J. Dankwerth and Helen K. Dankwerth,
Joint Tenants With Rights Of Survivorship

By:     /s/ Alan J. Dankwerth
       _________________________________
        Alan J. Dankwerth, Joint Tenant

By:     /s/ Helen K. Dankwerth
       _________________________________
        Helen K. Dankwerth, Joint Tenant


---------------------------------------
Christopher W. Morgan


James D. Roland and Patricia Y. Roland,
Joint Tenants With Rights Of Survivorship

By:     _________________________________
        James D. Roland, Joint Tenant

By:     _________________________________
        Patricia Y. Roland, Joint Tenant


---------------------------------------
Gerald A. Hapka

/s/ Signature Illegible
---------------------------------------
Dana G. Mead

---------------------------------------
Andrew S. Georges


---------------------------------------
Elizabeth M. Georges


---------------------------------------
Douglas Lanham

/s/ Nina Parrish
---------------------------------------
Nina Parrish


---------------------------------------
Cameron D. Bruemmer

/s/ Signature Illegible
---------------------------------------
Fred D. Hutchison

/s/ Signature Illegible
---------------------------------------
Terry Poole


---------------------------------------
M.C. Kang

/s/ Diana Parrish
---------------------------------------
Diana Parrish


Lon Bonczek and Mary Makela Bonczek,
Joint Tenants With Rights Of Survivorship

By:       /s/ Signature Illegible 6/26/97
        _________________________________
        Lon Bonczek, Joint Tenant

By:     /s/ Mary Makela Bonczek
        _________________________________
        Mary Makela Bonczek, Joint Tenant

---------------------------------------
M. Ross Johnson


---------------------------------------
Matthew A. Megaro


---------------------------------------
Stelios Moschas


PACIFIC HORIZON PARTNERS II, L.P.

BY:     _________________________________
        Name:   ___________________________
        Title:  ___________________________

/s/ Joseph Stephen Pagano
---------------------------------------
Joseph Stephen Pagano


---------------------------------------
Charles A. Sanders


---------------------------------------
Cynthia Frost


---------------------------------------
Eugene J. McDonald


John S. Russell and Sallie M. Shuping Russell,
Joint Tenants With Rights Of Survivorship

By:     /s/ Signature Illegible
       _________________________________
        John S. Russell, Joint Tenant

By:    /s/ Sallie M. Shuping Russell
        _________________________________
        Sallie M. Shuping Russell, Joint Tenant

ANVERS L.P.


By:    /s/ FSIP, LLC
       _________________________________
       FSIP, LLC, General Partner

By:    /s/ Signature Illegible
       ---------------------------------

        Name:  Leopold Swergold
                ___________________________
        Title:  Senior Managing Director
                ___________________________


The Global Health Sciences Fund

By:     /s/ Ronald L. Grooms
        -----------------------------------
        Name:   Ronald L. Grooms
        ____________________________________
        Title:  Treasurer
        ___________________________________



MINIMED, INC.

By:     /s/ Signature Illegible
        -------------------------------------
        Name:
        -------------------------------------
        Title:
        -------------------------------------


UBS Partners LLC

By:     /s/ Charles J. Delaney

        -----------------------------------
        Name:  Charles J. Delaney
        ____________________________________
        Title:
        ___________________________________

By:     /s/ Michael Greene

        -----------------------------------
        Name:   Michael Greene
        ____________________________________
        Title:  Vice President/Treasurer
        ___________________________________